To the Stockholders of Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.: The Annual Meeting of Stockholders of Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “Fund”) will be held at the offices of The Dreyfus Corporation, 240 Greenwich Street, 18th Floor, New York, New York 10286 on Wednesday, June 12, 2019 at 11:00 a.m., Eastern time, for the following purposes:

1.

To elect two Class I Directors to serve for a one-year term, two Class II Directors to serve for a two-year term and three Class III Directors to serve for a three-year term, and in each case until their respective successors are duly elected and qualified.

2.	To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     Stockholders of record at the close of business on April 10, 2019 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board

New York, New York
April 30, 2019

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Dear Stockholders,

     On or about June 3, 2019, Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. will be renamed “BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.” In addition, on that date, The Dreyfus Corporation, the primary mutual fund business of The Bank of New York Mellon Corporation and the investment adviser of Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc., will change its name to “BNY Mellon Investment Adviser, Inc.”

The changes to the name of the Fund and the name of the Fund’s investment adviser will have no effect on stockholders or their fund accounts, other than to reflect the Fund’s new name.

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) of Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “Fund”) to be used at the Annual Meeting of Stockholders of the Fund to be held on Wednesday, June 12, 2019 at 11:00 a.m., Eastern time, at the offices of The Dreyfus Corporation, the Fund’s investment adviser (“Dreyfus” or the “Investment Adviser”), at 240 Greenwich Street, 10th Floor, New York, New York 10286, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 10, 2019 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by sending another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given.

     A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a quorum is not present at the meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting. There were 14,961,373.768 shares of the Fund’s common stock outstanding as of April 10, 2019.

     It is estimated that proxy materials will be mailed to stockholders of record on or about April 30, 2019. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of the Fund is located at 240 Greenwich Street, 18th Floor, New York, New York 10286. Copies of the Fund’s most recent Annual and Semiannual Reports to Stockholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

     Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 12, 2019: This proxy statement, and copies of the Fund’s most recent Annual Report to Stockholders are available at https://im.bnymellon.com/us/en/intermediary/ products/closed-end-funds.jsp.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund’s charter provides for three classes of Directors with overlapping three-year terms. The number of Directors currently is seven. It is proposed that stockholders of the Fund consider the election of two Class I Directors to serve for one-year terms, two Class II Directors to serve for two-year terms, and three Class III Directors to serve for three-year terms, each until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Director of the Fund, and a board member of certain other funds in the Dreyfus Family of Funds. Each nominee, except Mr. Rochon, has served as a Director since the Fund’s inception. Mr. Rochon was appointed to the Board by the Fund’s Directors at a meeting held on February 28, 2019. Each Nominee was nominated by the Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Director if elected. Biographical information about each Nominee is set forth below. Information on each Nominee’s ownership of Fund shares and other relevant information is set forth on Exhibit A. None of the Nominees are “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund.

     The persons named as proxies on the accompanying proxy card intend to vote each proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Adviser, the Fund’s sub-investment adviser, Alcentra NY, LLC (“Alcentra” or the “Subadviser”), and their affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Subadviser and their affiliates, the Fund’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s audit committee (which consists of all the Directors) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser, the Subadviser or their affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, the Board also receives informational reports from counsel to the Fund and the Board’s independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser, the Subadviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board’s risk management oversight is subject to inherent limitations.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s Directors not be “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”) and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Should all of the Nominees be elected, all of the Fund’s Directors, including the Chairman of the Board, will be Independent Directors. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Investment Adviser, the Subadviser and their affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser, the Subadviser and their affiliates; and (iii) the Board’s oversight role in management of the Fund.

     Information About Each Nominee’s Experience, Qualifications, Attributes or Skills. Nominees for Director of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 240 Greenwich Street, New York, New York 10286. Information on each Nominee’s ownership of Fund shares and other relevant information is set forth on Exhibit A.

Nominees for Class I Directors with Terms Expiring in 2020
Other Public Company
Name (Age) of Nominee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years
ROSLYN M. WATSON (70)	Principal, Watson Ventures,	N/A
Class I Director (2017)	Inc., a real estate
investment company
(1993 – present)

BENAREE PRATT WILEY (73)	Principal, The Wiley Group,	CBIZ (formerly, Century
Class I Director (2017)	a firm specializing in	Business Services, Inc.),
	strategy and business	a provider of outsourcing
	development (2005 –	functions for small and
	present)	medium size companies,
Director (2008 – present)

Nominees for Class II Directors with Terms Expiring in 2021
Other Public Company
Name (Age) of Nominee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years
JOSEPH S. DiMARTINO (76)	Corporate Director and	CBIZ (formerly, Century
Class II Director (2017)	Trustee (1995 – present)	Business Services, Inc.),
a provider of outsourcing
functions for small and
medium size companies,
Director (1997 – present)

KENNETH A. HIMMEL (73)	Managing Partner, Gulf	N/A
Class II Director (2017)	Related, an international
real estate development
company (2010 – present)
President and CEO, Related
Urban Development, a
real estate development
company (1996 – present)
CEO, American Food
Management, a restaurant
company (1983 – present)
President and CEO, Himmel
& Company, a real estate
development company
(1980 – present)

Nominees for Class III Directors with Terms Expiring in 2022
Other Public Company
Name (Age) of Nominee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years
FRANCINE J. BOVICH (68)	Trustee, The Bradley Trusts,	Annaly Capital Management,
Class III Director (2017)	private trust funds (2011 –	Inc., a real estate investment
	present)	trust, Director (2014 –
present)

STEPHEN J. LOCKWOOD (72)	Chairman of the Board,	N/A
Class III Director (2017)	Stephen J. Lockwood and
Company LLC, a real estate
investment company (2003
– present)

RICHARD C. ROCHON (61)	Founder, Chairman and	CBIZ (formerly, Century
Class III Director (2019)	CEO, Royal Palm	Business Services, Inc.),
	Capital Partners, a	a provider of outsourcing
	private investment and	functions for small and
	management firm (2002 –	medium size companies,
	present)	Director (1996 – 2014)

     Each Nominee, with the exception of Ms. Bovich and Mr. Rochon, has been a Dreyfus Family of Funds board member for over 20 years. Ms. Bovich has been in the asset management business for over 40 years and Mr. Rochon has over 30 years’ experience managing and overseeing investments in private and public companies. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes has prepared them to be effective Directors. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business or professional training or practice (e.g., medicine, accounting or law);

public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser’s counsel; counsel to the Fund and to the Board has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

     Joseph S. DiMartino — Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

     Francine J. Bovich — Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College’s endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

     Kenneth A. Himmel — Mr. Himmel has over 30 years’ experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P., and a Managing Partner of Gulf Related, a real estate development joint venture between Related Companies, L.P. and Gulf Capital.

     Stephen J. Lockwood — Mr. Lockwood’s business experience of over 40 years includes being a Board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms. Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood and Company LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a NYSE-listed insurance holding company.

     Richard C. Rochon — Mr. Rochon co-founded Royal Palm Capital Partners (“RPCP”), a private investment and management firm, in February 2002 and has been its Chairman and Chief Executive Officer since that time. RPCP has invested in a number of companies over a diverse group of industries, including electronic security services, pest control and lawn spray, television stations, air conditioning and plumbing services, fast casual restaurants and shared office space centers. Mr. Rochon has extensive experience as an investor, shareholder, director and officer of numerous public and private companies throughout his career, and has been involved in a considerable number of acquisitions, divestitures, spin-offs, initial public offerings, secondary offerings and other corporate financings and transactions. Prior to forming RPCP, Mr. Rochon served for 14 years as President of Huizenga Holdings, Inc., a management and holding company owned by H. Wayne Huizenga, which oversaw investments in numerous publicly-traded companies, including Blockbuster Entertainment Corporation, AutoNation, Inc., Boca Resorts, Inc., Republic Waste Inc., as well as private companies and professional sports franchises. Mr. Rochon has also served as a director of the Miami Dolphins, Florida Panthers and Florida Marlins professional sports franchises.

     Roslyn M. Watson — Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her current board memberships include American Express Bank, FSB, The Hyams Foundation, Inc. (emeritus), Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

     Benaree Pratt Wiley — Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts. She has served on the boards of several public companies and charitable organizations, including serving as the chair of the advisory board of PepsiCo African-American.

     Fund Board Committees. The Fund has standing audit, nominating and litigation committees, each comprised of the Fund’s Independent Directors. The Fund also has a compensation committee comprised of Ms. Roslyn M. Watson (Chair), Mr. Stephen J. Lockwood and Ms. Benaree Pratt Wiley.

     The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and responsibilities, is available at www.dreyfus.com in the “Individual Investors” section under “Products — Closed End Funds.”

     The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”), including character and integrity and business and professional experience. The nominating committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is attached as Exhibit B to this proxy statement.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

     The litigation committee seeks to address any potential conflicts of interest between the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

     The Fund also has a standing pricing committee comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     For the Fund’s most recent fiscal year, the number of Board and committee meetings held is set forth on Exhibit A.

     Compensation. Each Nominee also serves as a board member of certain other funds in the Dreyfus Family of Funds. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board, Mr. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending Board or committee meetings. The Fund does not have a bonus, pension, profit-sharing or retirement plan.

     The amount of compensation paid to each Nominee by the Fund for the fiscal year ended August 31, 2018, and the aggregate amount of compensation paid to each Nominee by all funds in the Dreyfus Family of Funds for which the Nominee was a board member during 2018, was as follows:†

		Aggregate Compensation from
	Compensation	the Fund and Fund Complex
Name of Nominee	from the Fund*	Paid to Nominee (**)
Joseph S. DiMartino	$1,385	$1,224,375 (139)
Francine J. Bovich	$1,247	$611,500 (78)
Kenneth A. Himmel	$1,096	$155,000 (29)
Stephen J. Lockwood	$1,096	$180,000 (29)
Richard C. Rochon***	N/A	N/A
Roslyn M. Watson	1,112	$435,500 (66)
Benaree Pratt Wiley	1,111	$603,500 (89)

† Amounts shown do not include expenses reimbursed to Directors for attending Board meetings.

* Amounts shown do not include the costs of office space and related parking, office supplies, secretarial services and health benefits for the Chairman and health benefits for the Chairman’s spouse, which also are paid by the Fund (allocated among the funds in the Dreyfus Family of Funds based on net assets). In 2018, the amount paid by the Fund was $156.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee served as a board member in 2018.

***Mr. Rochon was appointed to the Fund’s Board and the Boards of certain other funds in the Dreyfus Family of Funds in February 2019.

Required Vote

     The election of each Nominee requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of the Independent Directors. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on October 24-25, 2018, the Fund’s audit committee approved and the Fund’s Board, including a majority of the Independent Directors, ratified and approved the selection of KPMG LLP (“KPMG”) as the independent auditors for the Fund’s fiscal year ending August 31, 2019. The audit committee’s report relating to the Fund’s financial statements for the year ended August 31, 2018 is attached as Exhibit C to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

     The following chart reflects fees billed by KPMG in the Fund’s fiscal year ended August 31, 2018.1 For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by KPMG to the Fund and Service Affiliates. All services provided by KPMG were pre-approved as required.

	Fund	Service Affiliates
Audit Fees	$62,500	$0
Audit-Related Fees[2]	$6,000	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Aggregate Non-Audit Fees[3]	N/A	$24,054,000

1 The Fund commenced operations on October 27, 2017 and, therefore, has completed only one fiscal year to date.
2 Services to the Fund consisted of security counts required by Rule 17f-2 under the 1940 Act.
3 Aggregate non-audit fees billed by KPMG to the Fund and Service Affiliates are shown under the
Service Affiliates column.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of KPMG’s  engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining KPMG’s independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining KPMG’s independence.

     A representative of KPMG is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

     Dreyfus, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s investment adviser.

     Alcentra NY, LLC, an affiliate of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s sub-investment adviser.

     The Bank of New York Mellon (“BNY Mellon”), an affiliate of Dreyfus, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of the Fund.

     Computershare Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

  By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

  By Internet. Have your proxy card available. Go to the website listed on the  proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

  By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card.
  Follow the recorded instructions.

  In Person. Any stockholder who attends the meeting in person may vote by ballot at the meeting.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted “for” a proposal.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote “for” a proposal and will have no effect on the result of the vote.

     The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Any proposals of stockholders that are intended to be presented at the Fund’s 2020 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Secretary of the Fund at the Fund’s principal executive offices no later than January 1, 2020 and must comply with all other legal requirements in order to be included in the Fund’s proxy statement and forms of proxy for that meeting. Under the Fund’s current bylaws, for other stockholder proposals to be presented at the 2020 Annual Meeting of Stockholders (but not included in the Fund’s proxy statement), a stockholder’s notice shall be delivered to the Secretary of the Fund at the Fund’s principal office no earlier than December 2, 2019 and no later than 5:00 p.m., Eastern time, on January 1, 2020. If the 2020 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from June 12, 2020, then timely notice must be delivered not earlier than the 150th day prior to such annual meeting and not later than 5:00 p.m., Eastern time, on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. All stockholder proposals must include the information required by the Fund’s bylaws.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Computershare Inc., Proxy Department, 480 Washington Blvd., 27th floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. The Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: April 30, 2019

EXHIBIT A

PART I

     Part I sets forth information regarding the Board, committee meetings and share ownership.

     Nominees’ Ownership of Fund Shares. The table below indicates the dollar range of each Nominee’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds, in each case as of December 31, 2018.

Aggregate Holding of
	Fund	Funds in the
Name of Nominees	Shares	Dreyfus Family of Funds
Joseph S. DiMartino	None	Over $1,000,000
Francine J. Bovich	None	None
Kenneth A. Himmel	None	None
Stephen J. Lockwood	None	None
Richard C. Rochon*	None	None
Roslyn M. Watson	None	$50,001-$100,000
Benaree Pratt Wiley	None	$50,001-$100,000

*  Mr. Rochon was appointed to the Fund’s Board in February 2019 and did not own any shares of the Fund or funds in the Dreyfus Family of Funds.

     As of December 31, 2018, none of the Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD

  The Fund held five Board meetings, three audit committee meetings, and one compensation committee meeting during the last fiscal year. The litigation and pricing committees did not meet during the last fiscal year.

  The Fund does not have a formal policy regarding Directors’ attendance at annual meetings of stockholders.

  All Nominees (who were Directors at the time) attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year.

PART II

     Part II sets forth information regarding the officers of the Fund. Each officer of the Fund holds office for an indefinite term until his or her successor is elected and has qualified.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
BRADLEY J. SKAPYAK
President (2017)	60	Chief Operating Officer and a director
of Dreyfus; Chairman of Dreyfus
Transfer, Inc. and Chief Executive
Officer of MBSC. He is an officer of
62 investment companies (comprised
of 121 portfolios) managed by Dreyfus.
JAMES WINDELS
Treasurer (2017)		60 Director - Mutual Fund Accounting of
Dreyfus, and an officer of 62 investment
companies (comprised of 144 portfolios)
managed by Dreyfus.
BENNETT A. MACDOUGALL
Chief Legal Officer (2017)		47 Chief Legal Officer of Dreyfus and
Associate General Counsel and
Managing Director of BNY Mellon
since June 2015; from June 2005 to
June 2015, Director and Associate
General Counsel of Deutsche Bank –
Asset & Wealth Management Division,
and Chief Legal Officer of Deutsche
Investment Management Americas
Inc. He is an officer of 62 investment
companies (comprised of 144 portfolios)
managed by Dreyfus.
JAMES BITETTO
Vice President and	52	Managing Counsel of BNY Mellon and
Secretary[1] (2017)		Secretary of Dreyfus, and an officer of
62 investment companies (comprised of
144 portfolios) managed by Dreyfus.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
SONALEE CROSS
Vice President and	31	Counsel of BNY Mellon since October
Assistant Secretary (2018)		2016; Associate at Proskauer Rose
		LLP from April 2016 to September
		2016; Attorney at EnTrust Capital
		from August 2015 to February 2016;
		Associate at Sidley Austin LLP from
		September 2013 until August 2015.
		She is an officer of 62 investment
		companies (comprised of 144
		portfolios) managed by Dreyfus.
DEIRDRE CUNNANE
Vice President and	28	Counsel of BNY Mellon since August
Assistant Secretary (2019)		2018; Senior Regulatory Specialist at
		BNY Mellon Investment Management
		Services from February 2016 until
		August 2018; Trustee Associate at
		BNY Mellon Trust Company (Ireland)
		Limited from August 2013 until
		February 2016. She is an officer of 62
		investment companies (comprised of
		144 portfolios) managed by Dreyfus.
SARAH S. KELLEHER
Vice President and	43	Senior Counsel of BNY Mellon since
Assistant Secretary (2017)		March 2013; from August 2005 to
		March 2013, Associate General Counsel,
		Third Avenue Management. She is
		an officer of 62 investment companies
		(comprised of 144 portfolios) managed
		by Dreyfus.
JEFF S. PRUSNOFSKY
Vice President and	54	Senior Managing Counsel of BNY
Assistant Secretary (2017)		Mellon, and an officer of 63 investment
		companies (comprised of 147 portfolios)
		managed by Dreyfus.
PETER SULLIVAN
Vice President and	51	Managing Counsel of BNY Mellon. He
Assistant Secretary (2019)		is an officer of 62 investment companies
		(comprised of 144 portfolios managed
		by Dreyfus.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
NATALYA ZELENSKY
Vice President and	34	Counsel of BNY Mellon since May
Assistant Secretary (2017)		2016; attorney at Wildermuth
		Endowment Strategy Fund/Wildermuth
		Advisory, LLC from November 2015
		until May 2016; Assistant General
		Counsel at RCS Advisory Services from
		July 2014 until November 2015. She is
		an officer of 62 investment companies
		(comprised of 144 portfolios) managed
		by Dreyfus.
GAVIN C. REILLY
Assistant Treasurer (2017)	50	Tax Manager of the Investment
		Accounting and Support Department of
		Dreyfus, and an officer of 62 investment
		companies (comprised of 144 portfolios)
		managed by Dreyfus.
ROBERT S. ROBOL
Assistant Treasurer (2017)	55	Senior Accounting Manager — Dreyfus
		Financial Reporting, and an officer of
		63 investment companies (comprised of
		147 portfolios) managed by Dreyfus.
ROBERT SALVIOLO
Assistant Treasurer (2017)	52	Senior Accounting Manager — Equity
		Funds of Dreyfus, and an officer of
		62investment companies (comprised of
		144 portfolios) managed by Dreyfus.
ROBERT SVAGNA
Assistant Treasurer (2017)	52	Senior Accounting Manager — Fixed
		Income and Equity Funds of Dreyfus,
		and an officer of 62 investment
		companies (comprised of 144 portfolios)
		managed by Dreyfus.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
JOSEPH W. CONNOLLY
Chief Compliance Officer (2017)	62	Chief Compliance Officer of Dreyfus,
		The Dreyfus Family of Funds and
		BNY Mellon Funds Trust (62
		investment companies, comprised of
		144 portfolios).

1 Secretary since 2018; previously, Assistant Secretary.

     The address of each officer of the Fund is 240 Greenwich Street, New York, New York 10286.

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of April 10, 2019 by the Nominees and officers of the Fund owning shares on such date and by any stockholders owning 5% or more of the Fund’s outstanding shares.

     As of April 10, 2019, the Nominees and officers, as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

     To the Fund’s knowledge, based on Schedule 13G filings as of April 10, 2019, the following information with respect to beneficial ownership of more than 5% of the Fund’s outstanding shares has been reported:

		Number
	Name and Address of	of Shares	Percent of
Title of Class	Beneficial Owner	Owned	Class
Common Stock	Morgan Stanley	922,532	6.1%

     As of April 10, 2019, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record approximately 99.93% of the outstanding shares of the Fund’s common stock.

Section 16(a) Beneficial Ownership Reporting Compliances

     To the Fund’s knowledge, all of its officers, Directors, holders of more than 10% of the outstanding shares of the Fund’s common stock and certain additional persons required to report their transactions in the Fund’s shares complied with all filing requirements under Section 16(a) of the Exchange Act during the fiscal year ended August 31, 2018. In making this disclosure, the Fund has relied solely on written representations of certain of such persons and on reports that have been furnished to it.

EXHIBIT B

THE DREYFUS FAMILY OF FUNDS
BNY MELLON FUNDS TRUST

Nominating Committee Charter and Procedures

Organization

The Nominating Committee (the “Committee”) of each fund in the Dreyfus Family of Funds (each, the “Fund”) shall be composed solely of Directors/Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

• the character and integrity of the person;

• whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her service on the Board;

• whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

B-1

• whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

• the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 240 Greenwich Street, New York, New York 10286. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

B-2

EXHIBIT C

REPORT OF THE AUDIT COMMITTEE

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.
(the “Fund”)

October 24, 2018

     The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

     The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB provided to the committee.

     Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Stockholders for the year ended August 31, 2018.

Francine J. Bovich, Audit Committee Chair Stephen J. Lockwood, Audit Committee Member Joseph S. DiMartino, Audit Committee Member Roslyn M. Watson, Audit Committee Member Kenneth A. Himmel, Audit Committee Member Benaree Pratt Wiley, Audit Committee Member

C-1

0822-PROXY-19

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
DAG_30531_042519

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to Be Held on June 12, 2019.
The Proxy Statement and Proxy Card for this meeting are available at:
https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp